UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-31225 (Commission File Number)	62-1812853 (I.R.S. Employer Identification No.)

211 Commerce Street, Suite 300 Nashville, Tennessee (Address of Principal Executive Offices)	37201 (Zip Code)

(615) 744-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on October 19, 2004. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, was to announce results for the third quarter and first nine months of 2004.

Item 7.01.  Regulation FD Disclosure.

     This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on October 19, 2004. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K, was to announce results for the third quarter and first nine months of 2004.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibit is furnished herewith:

	99.1	The press release of Registrant, dated October 19, 2004, announcing results for the third quarter and first nine months of 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ M. Terry Turner M. Terry Turner President and Chief Executive Officer

Date: October 19, 2004

EXHIBIT INDEX

99.1	The press release of Registrant, dated October 19, 2004, announcing results for the third quarter and first nine months of 2004.